UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Cal Dive International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)	Date Filed:

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #

Cal Dive International, Inc.

ANNUAL MEETING OF STOCKHOLDERS
Tuesday, May 14, 2013
9:00 a.m.

2500 CityWest Boulevard
Houston, TX 77042

Directions to the Cal Dive International, Inc. 2013 Annual Meeting are available in the proxy statement, which can be viewed at www.ematerials.com/dvr

Important Notice Regarding the Availability of Proxy Materials for the
 Stockholder Meeting to be Held on May 14, 2013

Notice is hereby given that the Annual Meeting of Stockholders of Cal Dive International, Inc. will be held at 2500 CityWest Boulevard, Houston, Texas, on Tuesday, May 14, 2013 at 9:00 a.m., Central Daylight Time.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement, proxy card and annual report are available at www.ematerials.com/dvr.

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed on the reverse side of this notice on or before May 3, 2013 to facilitate timely delivery.  You will not otherwise receive a paper or e-mail copy of these documents.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:
1. To elect two Class I Directors, each to serve a three-year term of office expiring at our 2016 annual meeting.
2. To approve, on an advisory basis, the compensation of our Named Executive Officers.
3. To approve the Cal Dive International, Inc. 2013 Stock Incentive Plan.
4. To approve the issuance of up to 46,122,990 shares of our common stock upon conversion of our 5.00% Convertible Senior Notes due 2017.
5. To approve an amendment to our Amended and Restated Certificate of Incorporation to remove in its entirety Article XII thereof.
6. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2013.

THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at:

www.eproxy.com/dvr

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (Central Daylight Time) on May 13, 2013.

•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper or e-mail copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

:	Iternet – Access the Internet and go to www.ematerials.com/dvr. Follow the instructions to log in and order copies.
(	Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
*	E-mail – Send us an e-mail at ep@ematerials.com with "DVR Materials Request" in the subject line. The e-mail must include:
	•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice;
	•	Your preference to receive printed materials via mail -or- to receive an e-mail with links to the electronic materials;
	•	If you choose e-mail delivery you must include the e-mail address; and
	•	If you would like this election to apply to delivery of material for all future meetings, include the word "Permanent" and the last 4 digits of your Tax ID number in the e-mail.